SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549








                             Form 8-K/A








                          CURRENT REPORT








                      Pursuant to Section 13
            of the Securities and Exchange Act of 1934


               Date of Report: November 25, 1996


                 DATA SYSTEMS NETWORK CORPORATION
         (Exact Name of Registrant as Specified in Charter)


        MICHIGAN                     1-13424            38-2649874
     (State or Other Jurisdiction   (Commission       (I.R.S. Employer
     of Incorporation)              File Number)     Identification No.)


                     34705 W. 12 Mile Rd., Suite 300
            Farmington Hills, Michigan                        48331
           (Address of Principal Executive Offices)          (Zip Code)


      Registrant's telephone number, incl. area code:  (810) 489-7117

Item 2.  Acquisition of Assets.

         (a) Purchase of Assets. On September 12, 1996, Data Systems Network Corporation, a Michigan corporation ("DSNC") purchased certain tangible personal property, executory contracts and other assets (the "Acquired Assets") of Information Decisions, Incorporated, a Michigan corporation ("IDI") and System Constructs, Inc., a New York corporation ("SCI") (each a "Seller" and collectively, the "Sellers") used by the Sellers in the conduct of the business of the network systems integration division of SofTech, Inc., a Massachusetts corporation ("SofTech"), which is the sole shareholder of the
Sellers (the "Acquisition").    The Acquisition was made pursuant to the terms
and conditions of an Asset Purchase Agreement by and among DSNC, the Sellers and SofTech, dated as of September 12, 1996 (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.2. DSNC intends to continue to use the Acquired Assets in the network systems integration business.

     As consideration for the Acquired Assets, at the closing of the Agreement, DSNC paid $890,000, assumed certain liabilities of the Sellers and issued 540,000 shares of DSNC common stock to SofTech (collectively, the "Purchase Price"). The cash portion of the Purchase Price was financed through cash reserves on hand. The Purchase Price is subject to certain post-closing adjustments described in Section 2.2(c) and (d) of the Agreement.

         Pursuant to the Agreement, SofTech agrees not to sell or otherwise dispose of the shares of DSNC common stock received as part of the Purchase Price except as provided in the Registration Rights Agreement (defined below) and agrees to distribute such shares at the time and in the manner provided in the Registration Rights Agreement. After September 12, 1996 until the earlier of three years from that date or such time as SofTech shall have distributed or sold all such shares, SofTech agrees not to (i) acquire "beneficial ownership" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) of DSNC common stock other than from DSNC,
(ii) participate in any "solicitation" of "proxies" (as such terms are used in the Exchange Act) to vote any voting securities of DSNC; (iii) form, join or participate in a "group" (as defined in the Exchange Act) or otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of DSNC; (iv) vote such shares other than in the same manner and proportion (whether for, against or abstaining on any proposal) as the other shareholders of DSNC vote shares with respect to any matter submitted to the shareholders of DSNC (or, if the board of directors of SofTech determines in good faith that its fiduciary duties so require, not to vote such shares in any manner on such a proposal); or (v) transfer voting rights with respect to such shares.



Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

              Network Services Group (a division of SofTech, Inc.)

                         Consolidated Balance Sheets
                                As of May 31,

                                                    1996        1995

Assets:
Current assets:
Accounts receivable (less allowance of $241,868
  in 1996, and $42,254 in 1995)                    $6,529,825  $8,912,185
Unbilled costs and fees                               685,973   1,146,738
Inventory                                           1,602,737   1,518,672
Prepaid expenses and other assets                     469,757     897,782
                                                    ---------  ----------
Total current assets                                9,288,292  12,475,377

Property and equipment, at cost:

Data processing equipment                           1,328,359   2,149,943
Office furniture                                      845,136     898,772
Leasehold improvements                                 69,290     179,906
Land and building                                     513,540     500,000
                                                    ---------    --------
Total property and equipment                        2,756,325   3,728,621
Less accumulated depreciation & amortization        1,397,210   2,218,309
                                                    ---------   ---------
                                                    1,359,115   1,510,312

Goodwill, net                                       1,030,408   2,419,076
                                                    ---------   ---------
                                                   11,677,815  16,404,765
                                                   ==========  ==========

Liabilities and Investment of Parent:

Current liabilities:
Accounts payable                                  $1,799,283   $2,695,166
Accrued expenses                                   1,010,718    1,512,614
Deferred maintencance revenue                      1,311,463    1,066,201
                                                   ---------    ---------
Total current liabilities                          4,121,464    5,273,981
                                                   ---------    ---------

Commitments and contingencies

Investment of parent                               7,556,351   11,130,784
                                                   ---------   ----------
                                                 $11,677,815  $16,404,765
                                                  ==========   ==========

               Network Services Group (a division of SofTech, Inc.)
                        Consolidated Statements Of Operations
                           And Investment Of Parent

                           For The Years Ended May 31,

                                     1996         1995          1994

Revenue:
  Products                          $20,730,048  $29,960,153   $11,442,062
  Services                            9,600,106    9,360,739     5,880,855
                                     ----------   ----------    ----------
                                     30,330,154   39,320,892    17,322,917

Cost of products sold                17,753,866   25,315,236     9,023,845
Cost of services provided             7,483,452    5,706,001     4,357,165
                                     ----------   ----------     ---------
                                      5,092,836    8,299,655     3,941,907

Selling, general and administrative   8,950,518    9,035,628     3,125,823
Loss on carrying value of goodwill      700,000            0             0
                                      ---------    ---------     ---------

Income (loss) before income taxes    (4,557,682)    (735,973)      816,084

Provision (benefit) for income taxes     24,869     (113,928)      205,652
                                     ----------    ----------     --------
Net income (loss)                    (4,582,551)    (622,045)      610,432

Investment of parent company          1,008,118    7,299,526     1,193,930
Parent company investment, beginning
  of year                            11,130,784    4,453,303     2,648,941
                                     ----------    ---------     ---------
Parent company investment,
  end of year                        $7,556,351  $11,130,784    $4,453,303
                                     ==========   ==========     =========

              Network Systems Group (a division of SofTech, Inc.)

                     Consolidated Statements of Cash Flows
                           For the Years ended May 31,

                                        1996        1995        1994

Cash flows from operating activities:
Net income (loss)                   $(4,582,551)  $  (622,045)  $ 610,432

Adjustments to reconcile net income
 (loss) to net cash used by
  operating activities:
 Depreciation and amortization        1,398,557     1,195,347     607,168
 (Gain) loss on disposal of equipment     8,212       (24,773)      1,594
 Loss on carrying value of goodwill     700,000             0           0
Change in current assets and liabilities:
 Accounts receivable and unbiled
  costs and fees                      2,843,125    (5,664,144) (2,078,970)
 Inventory                             (313,841)     (566,715)   (715,805)
 Prepaid expenses and other assets      506,237      (660,286)   (117,056)
 Accounts payable                      (895,883)    1,319,515     133,737
 Accrued expenses                      (580,108)      603,913     349,230
 Deferred maintenance revenue           245,262       329,221     328,007
                                      ---------     ----------  ---------
Total adjustments                     3,911,561    (3,467,922) (1,492,095)
                                      ---------     ----------  ---------
Net cash used by operating activities  (670,990)   (4,089,967)   (881,663)
                                      ---------     ----------  ---------

Cash flow from investing activities:
 Capital expenditures                  (342,448)     (711,246)   (386,084)
 Proceeds from sale of capital equipment  5,320        21,569      73,817
 Payments for the purchase of CCS and SCI     0    (2,519,882)          0
                                      ---------    -----------   ---------
Net cash used by investing activities  (337,128)   (3,209,559)   (312,267)
                                      ---------    -----------   ---------
Cash flows from financing activities:
 Cash provided by parent company      1,008,118     7,299,526   1,193,930
                                      ---------     ----------  ---------
Net cash provided from financing
 activities                           1,008,118     7,299,526   1,193,930
Net change in cash and cash
 equivalents                          $ -0-         $ -0-       $ -0-
                                      =========     ==========  ==========



                               REPORT OF INDEPENDANT ACCOUNTANTS

To the Stockholders and Board of Directors of SofTech, Inc.

     We have audited the accompanying consolidated balance sheets of Network Systems Group, a division of SofTech, Inc. as of May 31, 1996 and May 31, 1995 and the statements of operations and investment of parent and cash flows for the three years in the period ended May 31, 1996. These financial statements are the responsibility of Network Systems Group and SofTech, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Notes A and E, certain corporate expenses presented in the financial statements represent allocations of the cost of services provided to Network Systems Group by SofTech, Inc. As a result, the financial statements presented may not be indicative of the financial position or results of operations that would have been achieved had the Network Systems Group operated as a nonaffiliated entity.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Network Systems Group, a division of SofTech, Inc., as of May 31, 1996 and May 31, 1995, and the results of operations and cash flows for the three years in the period ended May 31, 1996 in conformity with generally accepted accounting principles.

     As discussed in Note F, on September 12, 1996, certain assets and liabilities of the Network Systems Group were sold to Data Systems Network Corporation.

                                                   /s/Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 21, 1996


         (b) Pro Forma Financial Information.

The following unaudited pro forma financial statements were prepared to illustrate the effects of the acquisition as if it had occured on January 1, 1995. The pro forma adjustments are based on the available information and upon certain assumptions the Company believes are reasonable. The pro forma financial statements do not purport to represent what the Company's financial statements would actually have been if such transaction in fact had occured on January 1, 1995, or to project the Company's financial statements for any future period. The information below reflects the elimination of recorded goodwill as well as the elimination of certain administrative expenses which were deemed to be duplicative.

                            Data Systems Network Corporation
                               Proforma Balance Sheet Data
                                 as of December 31, 1996
                                     (in thousands)
Assets:
Current assets                       $21,203
Other assets                           7,372
                                      ------
Total assets                          28,575
                                      ======

Liabilities:
Current liabilities                   16,948
Other liabilities                        100
                                      ------
Total liabilities                     17,048

Equity                                11,527
                                      ------
Total liabilities & equity           $28,575


                                  Data Systems Network Corporation
                                     Proforma Income Statement
                                          (in thousands)


                                    Year ending         Nine months ending
                                  December 31, 1995     September 30, 1996

Revenue                              $ 68,419               $40,331
Cost of revenue                        58,919                34,437
                                      -------                ------
Gross profit                            9,500                 5,894

Selling expense                         7,827                 5,846
General & administrative expense        1,306                 1,463
Amortization of goodwill                  133                    89
                                      -------                 ------
Income (loss) from operations             367                (1,504)

Other income(expense)                    (280)                  188
                                      --------               -------
Income(loss) before extraordinary item     87                (1,316)
Extraordinary items                       322                   (89)
                                      --------               -------
Net income(loss)                        $ 409               $(1,405)
                                      ========               =======

Earnings(loss) per share                $0.13                $(0.43)



         (c) Exhibits.

2.2 Asset Purchase Agreement, dated September 12, 1996, by and among DSNC, IDI, SCI and SofTech, previously provided with original current report on Form 8-K, filed September 27, 1996. Schedules to the Agreement, listed on pp iii-iv of the Table of Contents of the Agreement, were not filed, but will be provided to the Commission supplementally upon request.

10.17 Registration Rights Agreement, dated as of September 12, 1996, made and entered into by DSNC and SofTech, previously provided with original current report on Form 8-K filed september 27, 1996.


                            SIGNATURES
         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DATA SYSTEMS NETWORK CORPORATION
Date:  November 25, 1996      /s/ Philip M. Goy
                               By: Philip M. Goy

                          Its: Chief Financial Officer

                          EXHIBIT INDEX

Exhibit
Number        Description

2.2 Asset Purchase Agreement, dated September 12, 1996, by and among DSNC, IDI, SCI and SofTech incorporated herein by reference.

10.17 Registration Rights Agreement, dated as of September 12, 1996, made and entered into by DSNC and SofTech incorporated herin by reference.